Global Structured Finance

                                    BAFC 05-G
                                    Group 5A

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $67,020,040.13
Total Orig. Bal.: $67,039,424.00
Loan Count: 116
Cutoff Date: 2005-09-01
Avg. Cut-Off Balance: $577,758.97
Avg. Orig. Balance: $577,926.07
% Conforming: 0.00%
W.A. FICO: 753
W.A. Orig. LTV: 64.46%
W.A. Cut-Off LTV: 64.44%
Earliest Orig. Date: 2005-06-29
Latest Maturity Date: 2035-09-01
W.A. Gross Coupon: 5.4795%
W.A. Net Coupon: 5.2175%
W.A. Servicing Fee: 0.2500%
W.A. Trustee Fee: 0.0120%
W.A. Orig. Term: 360.0 months
W.A. Rem. Term: 359.1 months
W.A. Age: 0.9 months
% OLTV over 80: 0.00%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI: 0.00%
% with LPMI: 0.00%
% OLTV over 80 with PMI: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted COLTV: 64.44%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% with Buy Downs: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.87%
W.A. Roll Term: 119.1 months
W.A. Margin: 2.250%
W.A. Initial Cap (ARMs): 5.000%
W.A. Interim Cap (ARMs): 2.000%
W.A. Life Cap (ARMs): 5.000%
W.A. Ceiling (ARMs): 10.479%
W.A. Floor (ARMs): 2.250%

--------------------------------------------------------------------------------

2. Cut-Off Balance

                  Cut-Off Balance                     Percent
                  ---------------------------------   -------
                  350,001 - 400,000                      8.80%
                  400,001 - 450,000                     12.81
                  450,001 - 500,000                     17.81
                  500,001 - 550,000                      7.14
                  550,001 - 600,000                      7.88
                  600,001 - 650,000                      8.42
                  650,001 - 700,000                      0.98
                  700,001 - 750,000                      9.66
                  750,001 - 800,000                      3.49
                  800,001 - 850,000                      4.98
                  850,001 - 900,000                      2.59
                  900,001 - 950,000                      5.55
                  950,001 - 1,000,000                    2.97
                  1,050,001 - 1,100,000                  3.19
                  1,200,001 - 1,250,000                  3.71
                  ---------------------------------   -------
                  Total:                               100.00%

Average: $577,758.97
Lowest: $375,000.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

3. Original Balance

                  Original Balance                    Percent
                  ---------------------------------   -------
                  350,001 - 400,000                      8.80%
                  400,001 - 450,000                     12.81
                  450,001 - 500,000                     17.81
                  500,001 - 550,000                      7.14
                  550,001 - 600,000                      7.88
                  600,001 - 650,000                      8.42
                  650,001 - 700,000                      0.98
                  700,001 - 750,000                      9.66
                  750,001 - 800,000                      3.49
                  800,001 - 850,000                      4.98
                  850,001 - 900,000                      2.59
                  900,001 - 950,000                      5.55
                  950,001 - 1,000,000                    2.97
                  1,050,001 - 1,100,000                  3.19
                  1,200,001 - 1,250,000                  3.71
                  ---------------------------------   -------
                  Total:                               100.00%

Average: $577,926.07
Lowest: $375,000.00
Highest: $1,250,000.00

--------------------------------------------------------------------------------

4. Coupon

                  Coupon                              Percent
                  ---------------------------------   -------
                  4.500                                  0.57%
                  4.875                                  2.09
                  5.000                                  1.19
                  5.125                                 11.06
                  5.250                                  7.90
                  5.375                                 14.28
                  5.500                                 24.46
                  5.625                                 19.42
                  5.750                                 13.43
                  5.875                                  3.78
                  6.000                                  0.92
                  6.250                                  0.89
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 5.479
Lowest: 4.500
Highest: 6.250

--------------------------------------------------------------------------------

5. Credit Score

                  Credit Score                        Percent
                  ---------------------------------   -------
                  800 - 849                              5.41%
                  750 - 799                             52.67
                  700 - 749                             36.25
                  650 - 699                              4.94
                  600 - 649                              0.75
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 753
Lowest: 629
Highest: 816

--------------------------------------------------------------------------------

6. Product Type

                  Product Type                        Percent
                  ---------------------------------   -------
                  10/20 12ML - IO                       79.63%
                  10/20 12ML                            20.37
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

7. Index

                  Index                               Percent
                  ---------------------------------   -------
                  12ML                                 100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

8. Lien Position

                  Lien Position                       Percent
                  ---------------------------------   -------
                  1                                    100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

9. Loan Purpose

                  Loan Purpose                        Percent
                  ---------------------------------   -------
                  Refinance-Rate/Term                   39.40%
                  Purchase                              32.27
                  Refinance-Cashout                     28.33
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

10. Property Type

                  Property Type                       Percent
                  ---------------------------------   -------
                  SFR                                   73.51%
                  PUD                                   21.22
                  Condo                                  4.42
                  Townhouse                              0.85
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

11. State

                  State                               Percent
                  ---------------------------------   -------
                  California                            66.75%
                  Maryland                               5.99
                  New York                               4.98
                  Virginia                               2.69
                  Colorado                               2.09
                  Other                                 17.50
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

12. California

                  California                          Percent
                  ---------------------------------   -------
                  Northern                              52.97%
                  Southern                              47.03
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

13. Zip Code

                  Zip Code                            Percent
                  ---------------------------------   -------
                  94024                                  2.87%
                  90265                                  2.86
                  94954                                  2.21
                  94549                                  2.14
                  95125                                  2.06
                  Other                                 87.86
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

14. Occupancy Status

                  Occupancy Status                    Percent
                  ---------------------------------   -------
                  Primary                               95.49%
                  Secondary                              4.51
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

15. Documentation

                  Documentation                       Percent
                  ---------------------------------   -------
                  Rapid                                 77.52%
                  Standard                              16.13
                  SISA                                   5.76
                  Reduced                                0.59
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

16. Original LTV

                  Original LTV                        Percent
                  ---------------------------------   -------
                  15.01 - 20.00                          0.60%
                  25.01 - 30.00                          4.37
                  30.01 - 35.00                          1.49
                  35.01 - 40.00                          0.59
                  40.01 - 45.00                          5.15
                  45.01 - 50.00                          6.19
                  50.01 - 55.00                          8.42
                  55.01 - 60.00                          7.52
                  60.01 - 65.00                          8.20
                  65.01 - 70.00                         16.86
                  70.01 - 75.00                          3.98
                  75.01 - 80.00                         36.63
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 64.46%
Lowest: 18.18%
Highest: 80.00%

--------------------------------------------------------------------------------

17. Cut-Off LTV

                  Cut-Off LTV                         Percent
                  ---------------------------------   -------
                  15.01 - 20.00                          0.60%
                  25.01 - 30.00                          4.37
                  30.01 - 35.00                          1.49
                  35.01 - 40.00                          0.59
                  40.01 - 45.00                          5.15
                  45.01 - 50.00                          6.19
                  50.01 - 55.00                          8.42
                  55.01 - 60.00                          7.52
                  60.01 - 65.00                          8.20
                  65.01 - 70.00                         16.86
                  70.01 - 75.00                          3.98
                  75.01 - 80.00                         36.63
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 64.44%
Lowest: 18.18%
Highest: 80.00%

--------------------------------------------------------------------------------

18. MI Provider

                  MI Provider                         Percent
                  ---------------------------------   -------
                  NONE                                 100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

19. Appraisal Method

                  Appraisal Method                    Percent
                  ---------------------------------   -------
                  2055IE                                 1.40%
                  FULL                                  98.60
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

20. Debt-to-Income

                  Debt-to-Income                      Percent
                  ---------------------------------   -------
                  10.01 - 15.00                          2.76%
                  15.01 - 20.00                          1.49
                  20.01 - 25.00                          8.22
                  25.01 - 30.00                         16.86
                  30.01 - 35.00                         18.47
                  35.01 - 40.00                         27.92
                  40.01 - 45.00                         17.54
                  45.01 - 50.00                          4.28
                  50.01 - 55.00                          2.46
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 34.46%
Lowest: 10.50%
Highest: 53.30%

--------------------------------------------------------------------------------

21. Delinquency*

                  Delinquency*                        Percent
                  ---------------------------------   -------
                  0-29 days                            100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

* OTS method

--------------------------------------------------------------------------------

22. Original Term

                  Original Term                       Percent
                  ---------------------------------   -------
                  360                                  100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Scheduled Remaining Term

                  Scheduled Remaining Term            Percent
                  ---------------------------------   -------
                  355 - 360                            100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 359.1 months
Lowest: 358 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

                  Cutoff Loan Age                     Percent
                  ---------------------------------   -------
                  0                                     11.42%
                  1 - 6                                 88.58
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 0.9 months
Lowest: 0 months
Highest: 2 months

--------------------------------------------------------------------------------

25. Prepay Term

                  Prepay Term                         Percent
                  ---------------------------------   -------
                  0                                    100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

26. Gross Margin

                  Gross Margin                        Percent
                  ---------------------------------   -------
                  2.01 - 3.00                          100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

27. Initial Cap (ARMs)

                  Initial Cap (ARMs)                  Percent
                  ---------------------------------   -------
                  5.000                                100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

28. Periodic Cap (ARMs)

                  Periodic Cap (ARMs)                 Percent
                  ---------------------------------   -------
                  2.000                                100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

29. Maximum Rate (ARMs)

                  Maximum Rate (ARMs)                 Percent
                  ---------------------------------   -------
                  9.001 - 10.000                         3.86%
                  10.001 - 11.000                       95.25
                  11.001 - 12.000                        0.89
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 10.479%
Lowest: 9.500%
Highest: 11.250%

--------------------------------------------------------------------------------

30. Minimum Rate (ARMs)

                  Minimum Rate (ARMs)                 Percent
                  ---------------------------------   -------
                  2.250                                100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

31. Term to Roll (ARMs)

                  Term to Roll (ARMs)                 Percent
                  ---------------------------------   -------
                  115 - 120                            100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 119.1 months
Lowest: 118 months
Highest: 120 months

--------------------------------------------------------------------------------

Banc of America Securities LLC
FOR INTERNAL USE ONLY

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including
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(the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared,
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this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                    BAFC 05-G
                                    Group 5B

--------------------------------------------------------------------------------

1. General Pool Characteristics
Pool Size: $102,179,411.68
Total Orig. Bal.: $102,232,956.00
Loan Count: 167
Cutoff Date: 2005-09-01
Avg. Cut-Off Balance: $611,852.76
Avg. Orig. Balance: $612,173.39
% Conforming: 0.00%
W.A. FICO: 754
W.A. Orig. LTV: 65.58%
W.A. Cut-Off LTV: 65.55%
Earliest Orig. Date: 2005-06-29
Latest Maturity Date: 2035-09-01
W.A. Gross Coupon: 5.4643%
W.A. Net Coupon: 5.2023%
W.A. Servicing Fee: 0.2500%
W.A. Trustee Fee: 0.0120%
W.A. Orig. Term: 360.0 months
W.A. Rem. Term: 359.2 months
W.A. Age: 0.8 months
% OLTV over 80: 0.00%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI: 0.00%
% with LPMI: 0.00%
% OLTV over 80 with PMI: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted COLTV: 65.55%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% with Buy Downs: 1.03%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.96%
W.A. Roll Term: 119.2 months
W.A. Margin: 2.250%
W.A. Initial Cap (ARMs): 5.000%
W.A. Interim Cap (ARMs): 2.000%
W.A. Life Cap (ARMs): 5.000%
W.A. Ceiling (ARMs): 10.464%
W.A. Floor (ARMs): 2.250%

--------------------------------------------------------------------------------

2. Cut-Off Balance

                  Cut-Off Balance                     Percent
                  ---------------------------------   -------
                  350,001 - 400,000                      4.89%
                  400,001 - 450,000                     10.85
                  450,001 - 500,000                     11.15
                  500,001 - 550,000                      8.83
                  550,001 - 600,000                     14.07
                  600,001 - 650,000                      5.51
                  650,001 - 700,000                      8.57
                  700,001 - 750,000                      4.98
                  750,001 - 800,000                      6.15
                  800,001 - 850,000                      4.11
                  850,001 - 900,000                      2.58
                  950,001 - 1,000,000                    9.69
                  1,000,001 - 1,050,000                  1.03
                  1,050,001 - 1,100,000                  1.08
                  1,200,001 - 1,250,000                  2.43
                  1,250,001 - 1,300,000                  1.27
                  1,350,001 - 1,400,000                  1.35
                  1,450,001 - 1,500,000                  1.47
                  ---------------------------------   -------
                  Total:                               100.00%

Average: $611,852.76
Lowest: $362,000.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Original Balance

                  Original Balance                    Percent
                  ---------------------------------   -------
                  350,001 - 400,000                      4.89%
                  400,001 - 450,000                     10.85
                  450,001 - 500,000                     11.15
                  500,001 - 550,000                      8.83
                  550,001 - 600,000                     14.07
                  600,001 - 650,000                      5.51
                  650,001 - 700,000                      8.57
                  700,001 - 750,000                      4.98
                  750,001 - 800,000                      6.15
                  800,001 - 850,000                      4.11
                  850,001 - 900,000                      2.58
                  950,001 - 1,000,000                    9.69
                  1,000,001 - 1,050,000                  1.03
                  1,050,001 - 1,100,000                  1.08
                  1,200,001 - 1,250,000                  2.43
                  1,250,001 - 1,300,000                  1.27
                  1,350,001 - 1,400,000                  1.35
                  1,450,001 - 1,500,000                  1.47
                  ---------------------------------   -------
                  Total:                               100.00%

Average: $612,173.39
Lowest: $370,000.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

4. Coupon

                  Coupon                              Percent
                  ---------------------------------   -------
                  4.625                                  1.01%
                  4.750                                  1.03
                  4.875                                  1.40
                  5.000                                  1.93
                  5.125                                  4.77
                  5.250                                 11.54
                  5.375                                 21.58
                  5.500                                 26.71
                  5.625                                 13.46
                  5.750                                  8.52
                  5.875                                  6.36
                  6.000                                  0.66
                  6.250                                  1.03
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 5.464
Lowest: 4.625
Highest: 6.250

--------------------------------------------------------------------------------

5. Credit Score

                  Credit Score                        Percent
                  ---------------------------------   -------
                  800 - 849                              9.42%
                  750 - 799                             51.85
                  700 - 749                             27.73
                  650 - 699                              9.16
                  600 - 649                              1.31
                  N/A                                    0.54
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 754
Lowest: 647
Highest: 810

--------------------------------------------------------------------------------

6. Product Type

                  Product Type                        Percent
                  ---------------------------------   -------
                  10/20 12ML - IO                       80.29%
                  10/20 12ML                            19.71
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

7. Index

                  Index                               Percent
                  ---------------------------------   -------
                  12ML                                 100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

8. Lien Position

                  Lien Position                       Percent
                  ---------------------------------   -------
                  1                                    100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

9. Loan Purpose

                  Loan Purpose                        Percent
                  ---------------------------------   -------
                  Purchase                              40.85%
                  Refinance-Rate/Term                   35.56
                  Refinance-Cashout                     23.58
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

10. Property Type

                  Property Type                       Percent
                  ---------------------------------   -------
                  SFR                                   67.60%
                  PUD                                   22.06
                  Condo                                 10.34
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

11. State

                  State                               Percent
                  ---------------------------------   -------
                  California                            47.00%
                  Illinois                              11.69
                  Maryland                               4.89
                  Florida                                4.12
                  Virginia                               3.54
                  Other                                 28.75
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

12. California

                  California                          Percent
                  ---------------------------------   -------
                  Northern                              55.49%
                  Southern                              44.51
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

13. Zip Code

                  Zip Code                            Percent
                  ---------------------------------   -------
                  60022                                  1.96%
                  60035                                  1.80
                  94583                                  1.68
                  06840                                  1.47
                  91362                                  1.35
                  Other                                 91.75
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

14. Occupancy Status

                  Occupancy Status                    Percent
                  ---------------------------------   -------
                  Primary                               91.31%
                  Secondary                              8.69
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

15. Documentation

                  Documentation                       Percent
                  ---------------------------------   -------
                  Rapid                                 65.95%
                  Standard                              27.01
                  SISA                                   6.64
                  All Ready Home                         0.40
                  Total:                               100.00%

--------------------------------------------------------------------------------

16. Original LTV

                  Original LTV                        Percent
                  ---------------------------------   -------
                  10.01 - 15.00                          0.98%
                  15.01 - 20.00                          1.08
                  30.01 - 35.00                          1.32
                  35.01 - 40.00                          0.98
                  40.01 - 45.00                          3.80
                  45.01 - 50.00                          7.93
                  50.01 - 55.00                         11.63
                  55.01 - 60.00                          5.50
                  60.01 - 65.00                          8.28
                  65.01 - 70.00                         14.07
                  70.01 - 75.00                          8.52
                  75.01 - 80.00                         35.90
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 65.58%
Lowest: 13.70%
Highest: 80.00%

--------------------------------------------------------------------------------

17. Cut-Off LTV

                  Cut-Off LTV                         Percent
                  ---------------------------------   -------
                  10.01 - 15.00                          0.98%
                  15.01 - 20.00                          1.08
                  30.01 - 35.00                          1.32
                  35.01 - 40.00                          0.98
                  40.01 - 45.00                          3.80
                  45.01 - 50.00                          7.93
                  50.01 - 55.00                         11.63
                  55.01 - 60.00                          5.50
                  60.01 - 65.00                          8.28
                  65.01 - 70.00                         14.43
                  70.01 - 75.00                          8.17
                  75.01 - 80.00                         35.90
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 65.55%
Lowest: 13.70%
Highest: 80.00%

--------------------------------------------------------------------------------

18. MI Provider

                  MI Provider                         Percent
                  ---------------------------------   -------
                  NONE                                 100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

19. Appraisal Method

                  Appraisal Method                    Percent
                  ---------------------------------   -------
                  2055IE                                 1.18%
                  FULL                                  98.82
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

20. Debt-to-Income

                  Debt-to-Income                      Percent
                  ---------------------------------   -------
                  <= 0.00                                0.40%
                  5.01 - 10.00                           2.51
                  10.01 - 15.00                          1.52
                  15.01 - 20.00                          4.79
                  20.01 - 25.00                          7.70
                  25.01 - 30.00                         14.69
                  30.01 - 35.00                         20.75
                  35.01 - 40.00                         17.61
                  40.01 - 45.00                         13.34
                  45.01 - 50.00                         13.26
                  50.01 - 55.00                          3.42
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 34.28%
Lowest: 0.00%
Highest: 54.60%

--------------------------------------------------------------------------------

21. Delinquency*

                  Delinquency*                        Percent
                  ---------------------------------   -------
                  0-29 days                            100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

* OTS method

--------------------------------------------------------------------------------

22. Original Term

                  Original Term                       Percent
                  ---------------------------------   -------
                  360                                  100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Scheduled Remaining Term

                  Scheduled Remaining Term            Percent
                  ---------------------------------   -------
                  355 - 360                            100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 359.2 months
Lowest: 358 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

                  Cutoff Loan Age                     Percent
                  ---------------------------------   -------
                  0                                     22.98%
                  1 - 6                                 77.02
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 0.8 months
Lowest: 0 months
Highest: 2 months

--------------------------------------------------------------------------------

25. Prepay Term

                  Prepay Term                         Percent
                  ---------------------------------   -------
                  0                                    100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

26. Gross Margin

                  Gross Margin                        Percent
                  ---------------------------------   -------
                  2.01 - 3.00                          100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

27. Initial Cap (ARMs)

                  Initial Cap (ARMs)                  Percent
                  ---------------------------------   -------
                  5.000                                100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

28. Periodic Cap (ARMs)

                  Periodic Cap (ARMs)                 Percent
                  ---------------------------------   -------
                  2.000                                100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

29. Maximum Rate (ARMs)

                  Maximum Rate (ARMs)                 Percent
                  ---------------------------------   -------
                  9.001 - 10.000                         5.37%
                  10.001 - 11.000                       93.61
                  11.001 - 12.000                        1.03
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 10.464%
Lowest: 9.625%
Highest: 11.250%

--------------------------------------------------------------------------------

30. Minimum Rate (ARMs)

                  Minimum Rate (ARMs)                 Percent
                  ---------------------------------   -------
                  2.250                                100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

31. Term to Roll (ARMs)

                  Term to Roll (ARMs)                 Percent
                  ---------------------------------   -------
                  115 - 120                            100.00%
                  Total:                               100.00%

W.A.: 119.2 months
Lowest: 118 months
Highest: 120 months

--------------------------------------------------------------------------------

Banc of America Securities LLC
FOR INTERNAL USE ONLY

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                    BAFC 05-G
                                    Group 5C

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $62,581,818.35
Total Orig. Bal.: $62,998,400.00
Loan Count: 99
Cutoff Date: 2005-09-01
Avg. Cut-Off Balance: $632,139.58
Avg. Orig. Balance: $636,347.47
% Conforming: 0.00%
W.A. FICO: 754
W.A. Orig. LTV: 63.58%
W.A. Cut-Off LTV: 63.27%
Earliest Orig. Date: 2005-07-06
Latest Maturity Date: 2035-09-01
W.A. Gross Coupon: 5.5120%
W.A. Net Coupon: 5.2500%
W.A. Servicing Fee: 0.2500%
W.A. Trustee Fee: 0.0120%
W.A. Orig. Term: 360.0 months
W.A. Rem. Term: 359.2 months
W.A. Age: 0.8 months
% OLTV over 80: 0.00%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI: 0.00%
% with LPMI: 0.00%
% OLTV over 80 with PMI: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted COLTV: 63.27%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% with Buy Downs: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 4.20%
W.A. Roll Term: 119.2 months
W.A. Margin: 2.250%
W.A. Initial Cap (ARMs): 5.000%
W.A. Interim Cap (ARMs): 2.000%
W.A. Life Cap (ARMs): 5.000%
W.A. Ceiling (ARMs): 10.512%
W.A. Floor (ARMs): 2.250%


--------------------------------------------------------------------------------

2. Cut-Off Balance

                  Cut-Off Balance                     Percent
                  ---------------------------------   -------
                  350,001 - 400,000                      6.25%
                  400,001 - 450,000                     10.75
                  450,001 - 500,000                      7.10
                  500,001 - 550,000                      5.16
                  550,001 - 600,000                      8.32
                  600,001 - 650,000                      8.98
                  650,001 - 700,000                      7.63
                  700,001 - 750,000                      8.17
                  750,001 - 800,000                     12.53
                  800,001 - 850,000                      4.03
                  850,001 - 900,000                      2.83
                  900,001 - 950,000                      4.54
                  950,001 - 1,000,000                    9.55
                  1,250,001 - 1,300,000                  2.05
                  1,300,001 - 1,350,000                  2.11
                  ---------------------------------   -------
                  Total:                               100.00%

Average: $632,139.58
Lowest: $360,000.00
Highest: $1,320,000.00

--------------------------------------------------------------------------------

3. Original Balance

                  Original Balance                    Percent
                  ---------------------------------   -------
                  350,001 - 400,000                      6.25%
                  400,001 - 450,000                     10.75
                  450,001 - 500,000                      7.10
                  500,001 - 550,000                      4.32
                  550,001 - 600,000                      8.32
                  600,001 - 650,000                      8.98
                  650,001 - 700,000                      7.63
                  700,001 - 750,000                      8.17
                  750,001 - 800,000                     12.53
                  800,001 - 850,000                      4.03
                  850,001 - 900,000                      2.83
                  900,001 - 950,000                      5.39
                  950,001 - 1,000,000                    9.55
                  1,250,001 - 1,300,000                  2.05
                  1,300,001 - 1,350,000                  2.11
                  ---------------------------------   -------
                  Total:                               100.00%

Average: $636,347.47
Lowest: $360,000.00
Highest: $1,320,000.00

--------------------------------------------------------------------------------

4. Coupon

                  Coupon                              Percent
                  ---------------------------------   -------
                  5.000                                  1.51%
                  5.125                                  6.25
                  5.250                                  5.53
                  5.375                                 16.80
                  5.500                                 32.52
                  5.625                                 19.87
                  5.750                                 10.17
                  5.875                                  7.35
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 5.512
Lowest: 5.000
Highest: 5.875

--------------------------------------------------------------------------------

5. Credit Score

                  Credit Score                        Percent
                  ---------------------------------   -------
                  800 - 849                              6.94%
                  750 - 799                             56.08
                  700 - 749                             24.04
                  650 - 699                             11.48
                  600 - 649                              1.45
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 754
Lowest: 623
Highest: 816

--------------------------------------------------------------------------------

6. Product Type

                  Product Type                        Percent
                  ---------------------------------   -------
                  10/20 12ML - IO                       81.15%
                  10/20 12ML                            18.85
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

7. Index

                  Index                               Percent
                  ---------------------------------   -------
                  12ML                                 100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

8. Lien Position

                  Lien Position                       Percent
                  ---------------------------------   -------
                  1                                    100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

9. Loan Purpose

                  Loan Purpose                        Percent
                  ---------------------------------   -------
                  Refinance-Rate/Term                   47.88%
                  Refinance-Cashout                     28.90
                  Purchase                              23.22
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

10. Property Type

                  Property Type                       Percent
                  ---------------------------------   -------
                  SFR                                   71.55%
                  PUD                                   21.83
                  Condo                                  6.62
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

11. State

                  State                               Percent
                  ---------------------------------   -------
                  California                           100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

12. California

                  California                          Percent
                  ---------------------------------   -------
                  Northern                              48.82%
                  Southern                              51.18
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

13. Zip Code

                  Zip Code                            Percent
                  ---------------------------------   -------
                  94611                                  4.20%
                  90272                                  3.79
                  90266                                  3.56
                  91302                                  2.66
                  94566                                  2.58
                  Other                                 83.20
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

14. Occupancy Status

                  Occupancy Status                    Percent
                  ---------------------------------   -------
                  Primary                               94.16%
                  Secondary                              5.84
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

15. Documentation

                  Documentation                       Percent
                  ---------------------------------   -------
                  Rapid                                 70.55%
                  Standard                              18.87
                  SISA                                   9.93
                  Reduced                                0.65
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

16. Original LTV

                  Original LTV                        Percent
                  ---------------------------------   -------
                  20.01 - 25.00                          0.64%
                  25.01 - 30.00                          1.97
                  35.01 - 40.00                          0.93
                  40.01 - 45.00                          3.62
                  45.01 - 50.00                         11.54
                  50.01 - 55.00                          8.90
                  55.01 - 60.00                         15.82
                  60.01 - 65.00                          6.71
                  65.01 - 70.00                         14.39
                  70.01 - 75.00                         12.15
                  75.01 - 80.00                         23.32
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 63.58%
Lowest: 22.11%
Highest: 80.00%

--------------------------------------------------------------------------------

17. Cut-Off LTV

                  Cut-Off LTV                         Percent
                  ---------------------------------   -------
                  20.01 - 25.00                          0.64%
                  25.01 - 30.00                          1.97
                  35.01 - 40.00                          0.93
                  40.01 - 45.00                          3.62
                  45.01 - 50.00                         12.38
                  50.01 - 55.00                          8.90
                  55.01 - 60.00                         15.82
                  60.01 - 65.00                          6.71
                  65.01 - 70.00                         14.39
                  70.01 - 75.00                         12.15
                  75.01 - 80.00                         22.48
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 63.27%
Lowest: 22.11%
Highest: 80.00%

--------------------------------------------------------------------------------

18. MI Provider

                  MI Provider                         Percent
                  ---------------------------------   -------
                  NONE                                 100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

19. Appraisal Method

                  Appraisal Method                    Percent
                  ---------------------------------   -------
                  2055IE                                 1.31%
                  FULL                                  98.69
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

20. Debt-to-Income

                  Debt-to-Income                      Percent
                  ---------------------------------   -------
                  10.01 - 15.00                          3.41%
                  15.01 - 20.00                          5.30
                  20.01 - 25.00                          6.21
                  25.01 - 30.00                         12.89
                  30.01 - 35.00                         20.46
                  35.01 - 40.00                         20.02
                  40.01 - 45.00                         24.82
                  45.01 - 50.00                          5.97
                  50.01 - 55.00                          0.92
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 34.66%
Lowest: 10.10%
Highest: 54.10%

--------------------------------------------------------------------------------

21. Delinquency*

                  Delinquency*                        Percent
                  ---------------------------------   -------
                  0-29 days                            100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

* OTS method

--------------------------------------------------------------------------------

22. Original Term

                  Original Term                       Percent
                  ---------------------------------   -------
                  360                                  100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Scheduled Remaining Term

                  Scheduled Remaining Term            Percent
                  ---------------------------------   -------
                  355 - 360                            100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 359.2 months
Lowest: 359 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

                  Cutoff Loan Age                     Percent
                  ---------------------------------   -------
                  0                                     18.37%
                  1 - 6                                 81.63
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 0.8 months
Lowest: 0 months
Highest: 1 months

--------------------------------------------------------------------------------

25. Prepay Term

                  Prepay Term                         Percent
                  ---------------------------------   -------
                  0                                    100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

26. Gross Margin

                  Gross Margin                        Percent
                  ---------------------------------   -------
                  2.01 - 3.00                          100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

27. Initial Cap (ARMs)

                  Initial Cap (ARMs)                  Percent
                  ---------------------------------   -------
                  5.000                                100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

28. Periodic Cap (ARMs)

                  Periodic Cap (ARMs)                 Percent
                  ---------------------------------   -------
                  2.000                                100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

29. Maximum Rate (ARMs)

                  Maximum Rate (ARMs)                 Percent
                  ---------------------------------   -------
                  9.001 - 10.000                         1.51%
                  10.001 - 11.000                       98.49
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 10.512%
Lowest: 10.000%
Highest: 10.875%

--------------------------------------------------------------------------------

30. Minimum Rate (ARMs)

                  Minimum Rate (ARMs)                 Percent
                  ---------------------------------   -------
                  2.250                                100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

31. Term to Roll (ARMs)

                  Term to Roll (ARMs)                 Percent
                  ---------------------------------   -------
                  115 - 120                            100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 119.2 months
Lowest: 119 months
Highest: 120 months

--------------------------------------------------------------------------------

Banc of America Securities LLC
FOR INTERNAL USE ONLY

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                    BAFC 05-G
                                  Group 5 Total

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $231,781,270.16
Total Orig. Bal.: $232,270,780.00
Loan Count: 382
Cutoff Date: 2005-09-01
Avg. Cut-Off Balance: $606,757.25
Avg. Orig. Balance: $608,038.69
% Conforming: 0.00%
W.A. FICO: 754
W.A. Orig. LTV: 64.72%
W.A. Cut-Off LTV: 64.61%
Earliest Orig. Date: 2005-06-29
Latest Maturity Date: 2035-09-01
W.A. Gross Coupon: 5.4816%
W.A. Net Coupon: 5.2196%
W.A. Servicing Fee: 0.2500%
W.A. Trustee Fee: 0.0120%
W.A. Orig. Term: 360.0 months
W.A. Rem. Term: 359.2 months
W.A. Age: 0.8 months
% OLTV over 80: 0.00%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI: 0.00%
% with LPMI: 0.00%
% OLTV over 80 with PMI: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted COLTV: 64.61%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% with Buy Downs: 0.45%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.50%
W.A. Roll Term: 119.2 months
W.A. Margin: 2.250%
W.A. Initial Cap (ARMs): 5.000%
W.A. Interim Cap (ARMs): 2.000%
W.A. Life Cap (ARMs): 5.000%
W.A. Ceiling (ARMs): 10.482%
W.A. Floor (ARMs): 2.250%

--------------------------------------------------------------------------------

2. Cut-Off Balance

                  Cut-Off Balance                     Percent
                  ---------------------------------   -------
                  350,001 - 400,000                      6.39%
                  400,001 - 450,000                     11.39
                  450,001 - 500,000                     11.98
                  500,001 - 550,000                      7.35
                  550,001 - 600,000                     10.73
                  600,001 - 650,000                      7.29
                  650,001 - 700,000                      6.12
                  700,001 - 750,000                      7.19
                  750,001 - 800,000                      7.10
                  800,001 - 850,000                      4.34
                  850,001 - 900,000                      2.65
                  900,001 - 950,000                      2.83
                  950,001 - 1,000,000                    7.71
                  1,000,001 - 1,050,000                  0.45
                  1,050,001 - 1,100,000                  1.40
                  1,200,001 - 1,250,000                  2.14
                  1,250,001 - 1,300,000                  1.11
                  1,300,001 - 1,350,000                  0.57
                  1,350,001 - 1,400,000                  0.60
                  1,450,001 - 1,500,000                  0.65
                  ---------------------------------   -------
                  Total:                               100.00%

Average: $606,757.25
Lowest: $360,000.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Original Balance

                  Original Balance                    Percent
                  ---------------------------------   -------
                  350,001 - 400,000                      6.39%
                  400,001 - 450,000                     11.39
                  450,001 - 500,000                     11.98
                  500,001 - 550,000                      7.13
                  550,001 - 600,000                     10.73
                  600,001 - 650,000                      7.29
                  650,001 - 700,000                      6.12
                  700,001 - 750,000                      7.19
                  750,001 - 800,000                      7.10
                  800,001 - 850,000                      4.34
                  850,001 - 900,000                      2.65
                  900,001 - 950,000                      3.06
                  950,001 - 1,000,000                    7.71
                  1,000,001 - 1,050,000                  0.45
                  1,050,001 - 1,100,000                  1.40
                  1,200,001 - 1,250,000                  2.14
                  1,250,001 - 1,300,000                  1.11
                  1,300,001 - 1,350,000                  0.57
                  1,350,001 - 1,400,000                  0.60
                  1,450,001 - 1,500,000                  0.65
                  ---------------------------------   -------
                  Total:                               100.00%

Average: $608,038.69
Lowest: $360,000.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

4. Coupon

                  Coupon                              Percent
                  ---------------------------------   -------
                  4.500                                  0.17%
                  4.625                                  0.45
                  4.750                                  0.45
                  4.875                                  1.22
                  5.000                                  1.60
                  5.125                                  6.99
                  5.250                                  8.86
                  5.375                                 18.18
                  5.500                                 27.63
                  5.625                                 16.91
                  5.750                                 10.39
                  5.875                                  5.88
                  6.000                                  0.55
                  6.250                                  0.71
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 5.482
Lowest: 4.500
Highest: 6.250

--------------------------------------------------------------------------------

5. Credit Score

                  Credit Score                        Percent
                  ---------------------------------   -------
                  800 - 849                              7.59%
                  750 - 799                             53.23
                  700 - 749                             29.19
                  650 - 699                              8.57
                  600 - 649                              1.18
                  N/A                                    0.24
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 754
Lowest: 623
Highest: 816

--------------------------------------------------------------------------------

6. Product Type

                  Product Type                        Percent
                  ---------------------------------   -------
                  10/20 12ML - IO                       80.33%
                  10/20 12ML                            19.67
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

7. Index

                  Index                               Percent
                  ---------------------------------   -------
                  12ML                                 100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

8. Lien Position

                  Lien Position                       Percent
                  ---------------------------------   -------
                  1                                    100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

9. Loan Purpose

                  Loan Purpose                        Percent
                  ---------------------------------   -------
                  Refinance-Rate/Term                   40.00%
                  Purchase                              33.61
                  Refinance-Cashout                     26.39
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

10. Property Type

                  Property Type                       Percent
                  ---------------------------------   -------
                  SFR                                   70.38%
                  PUD                                   21.75
                  Condo                                  7.62
                  Townhouse                              0.25
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

11. State

                  State                               Percent
                  ---------------------------------   -------
                  California                            67.02%
                  Illinois                               5.76
                  Maryland                               3.89
                  New York                               2.62
                  Virginia                               2.34
                  Other                                 18.37
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

12. California

                  California                          Percent
                  ---------------------------------   -------
                  Northern                              52.08%
                  Southern                              47.92
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

13. Zip Code

                  Zip Code                            Percent
                  ---------------------------------   -------
                  90272                                  1.50%
                  94611                                  1.38
                  90292                                  1.09
                  91362                                  1.05
                  95125                                  1.00
                  Other                                 93.97
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

14. Occupancy Status

                  Occupancy Status                    Percent
                  ---------------------------------   -------
                  Primary                               93.29%
                  Secondary                              6.71
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

15. Documentation

                  Documentation                       Percent
                  ---------------------------------   -------
                  Rapid                                 70.54%
                  Standard                              21.66
                  SISA                                   7.27
                  Reduced                                0.35
                  All Ready Home                         0.18
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

16. Original LTV

                  Original LTV                        Percent
                  ---------------------------------   -------
                  10.01 - 15.00                          0.43%
                  15.01 - 20.00                          0.65
                  20.01 - 25.00                          0.17
                  25.01 - 30.00                          1.80
                  30.01 - 35.00                          1.01
                  35.01 - 40.00                          0.86
                  40.01 - 45.00                          4.14
                  45.01 - 50.00                          8.40
                  50.01 - 55.00                          9.97
                  55.01 - 60.00                          8.87
                  60.01 - 65.00                          7.83
                  65.01 - 70.00                         14.96
                  70.01 - 75.00                          8.19
                  75.01 - 80.00                         32.71
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 64.72%
Lowest: 13.70%
Highest: 80.00%

--------------------------------------------------------------------------------

17. Cut-Off LTV

                  Cut-Off LTV                         Percent
                  ---------------------------------   -------
                  10.01 - 15.00                          0.43%
                  15.01 - 20.00                          0.65
                  20.01 - 25.00                          0.17
                  25.01 - 30.00                          1.80
                  30.01 - 35.00                          1.01
                  35.01 - 40.00                          0.86
                  40.01 - 45.00                          4.14
                  45.01 - 50.00                          8.63
                  50.01 - 55.00                          9.97
                  55.01 - 60.00                          8.87
                  60.01 - 65.00                          7.83
                  65.01 - 70.00                         15.12
                  70.01 - 75.00                          8.03
                  75.01 - 80.00                         32.49
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 64.61%
Lowest: 13.70%
Highest: 80.00%

--------------------------------------------------------------------------------

18. MI Provider

                  MI Provider                         Percent
                  ---------------------------------   -------
                  NONE                                 100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

19. Appraisal Method

                  Appraisal Method                    Percent
                  ---------------------------------   -------
                  2055IE                                 1.28%
                  FULL                                  98.72
                  ---------------------------------   -------
                  Total:                               100.00%

--------------------------------------------------------------------------------

20. Debt-to-Income

                  Debt-to-Income                      Percent
                  ---------------------------------   -------
                  <= 0.00                                0.18%
                  5.01 - 10.00                           1.11
                  10.01 - 15.00                          2.39
                  15.01 - 20.00                          3.97
                  20.01 - 25.00                          7.45
                  25.01 - 30.00                         14.83
                  30.01 - 35.00                         20.01
                  35.01 - 40.00                         21.24
                  40.01 - 45.00                         17.66
                  45.01 - 50.00                          8.70
                  50.01 - 55.00                          2.47
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 34.43%
Lowest: 0.00%
Highest: 54.60%

--------------------------------------------------------------------------------

21. Delinquency*

                  Delinquency*                        Percent
                  ---------------------------------   -------
                  0-29 days                            100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

* OTS method

--------------------------------------------------------------------------------

22. Original Term

                  Original Term                       Percent
                  ---------------------------------   -------
                  360                                  100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Scheduled Remaining Term

                  Scheduled Remaining Term            Percent
                  ---------------------------------   -------
                  355 - 360                            100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 359.2 months
Lowest: 358 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

                  Cutoff Loan Age                     Percent
                  ---------------------------------   -------
                  0                                     18.39%
                  1 - 6                                 81.61
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 0.8 months
Lowest: 0 months
Highest: 2 months

--------------------------------------------------------------------------------

25. Prepay Term

                  Prepay Term                         Percent
                  ---------------------------------   -------
                  0                                    100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

26. Gross Margin

                  Gross Margin                        Percent
                  ---------------------------------   -------
                  2.01 - 3.00                          100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

27. Initial Cap (ARMs)

                  Initial Cap (ARMs)                  Percent
                  ---------------------------------   -------
                  5.000                                100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

28. Periodic Cap (ARMs)

                  Periodic Cap (ARMs)                 Percent
                  ---------------------------------   -------
                  2.000                                100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

29. Maximum Rate (ARMs)

                  Maximum Rate (ARMs)                 Percent
                  ---------------------------------   -------
                  9.001 - 10.000                         3.89%
                  10.001 - 11.000                       95.40
                  11.001 - 12.000                        0.71
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 10.482%
Lowest: 9.500%
Highest: 11.250%

--------------------------------------------------------------------------------

30. Minimum Rate (ARMs)

                  Minimum Rate (ARMs)                 Percent
                  ---------------------------------   -------
                  2.250                                100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

31. Term to Roll (ARMs)

                  Term to Roll (ARMs)                 Percent
                  ---------------------------------   -------
                  115 - 120                            100.00%
                  ---------------------------------   -------
                  Total:                               100.00%

W.A.: 119.2 months
Lowest: 118 months
Highest: 120 months

--------------------------------------------------------------------------------

Banc of America Securities LLC
FOR INTERNAL USE ONLY

--------------------------------------------------------------------------------

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